Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 28, 2013	Dec. 29, 2012
Preferred stock, shares authorized	10,000,000	10,000,000
Preferred stock, shares unissued	10,000,000	10,000,000
Common Stock, Par or Stated Value Per Share	$ 2.5	$ 2.5
Common Stock, Shares Authorized	300,000,000	300,000,000
Common Stock, Shares, Issued	176,902,738	176,906,265
Cost of common stock in treasury, shares	21,423,508	16,954,238